                                                                    EXHIBIT 10.8


                    ========================================

                            SIMPLEX SOLUTIONS, INC.

                         REGISTRATION RIGHTS AGREEMENT

                                 MARCH 31, 2000

                   =========================================

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                                TABLE OF CONTENTS

                                                                                                             PAGE
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
1.   Certain Definitions.......................................................................................1


2.   Restrictions on Transferability...........................................................................2


3.   Restrictive Legend........................................................................................2


4.   Notice of Proposed Transfers..............................................................................3


5.   Registration..............................................................................................4

     5.1   Company Registration................................................................................4
     5.2   Expenses of Registration............................................................................5
     5.3   Registration Procedures.............................................................................5
     5.4   Information by Holder...............................................................................6
     5.5   Indemnification.....................................................................................6

6.   Lockup Agreement..........................................................................................8


7.   Amendment; Assignment.....................................................................................8


8.   Termination...............................................................................................9


9.   Governing Law.............................................................................................9


10.  Entire Agreement..........................................................................................9


11.  Notices, etc..............................................................................................9


12.  Counterparts.............................................................................................10

EXHIBITS

A.   Schedule of SHAREHOLDERS

                             SIMPLEX SOLUTIONS, INC.

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made effective as of March 31, 2000 by and among Simplex Solutions, Inc., a Delaware corporation (the "Company"), and the shareholders of Snaketech S.A., a French corporation, listed on Exhibit A hereto (the "Holders").

                                    RECITALS

     A. The Company and the Holders are parties to that certain Share Purchase Agreement (the "Acquisition Agreement") dated as of March 13, 2000, whereby the Company will issue Common Stock of the Company to the Holders in exchange for all of the capital stock of Target held by the Holders.

     B. The obligations of the Holders under the Acquisition Agreement are conditioned, among other things, upon the issuance to Holders of Common Stock of the Company accompanied by registration rights.

     C. The Company desires to grant to the Holders, and the Holders desire to be granted, the rights created herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "Acquisition Common Stock" shall mean Common Stock issued to the Holders pursuant to the Acquisition Agreement.

     "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock of the Company par value $.001 per share.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Qualified Initial Public Offering" shall mean the Company's initial public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Common Stock to the public.

     "Registrable Securities" means (i) the Acquisition Common Stock, and (ii) any Common Stock, issued or issuable in respect of any of the foregoing upon any stock split, stock dividend, recapitalization or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as (x) they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction and (y) the registration rights with respect to such securities have not terminated pursuant to Section 8.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 5.1 hereof, including without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses shall exclude the fees and disbursements for special counsel to any and/or all selling Holders and Selling Expenses.

     "Restricted Securities" shall mean the securities of the Company required to bear the legends set forth in Section 3 hereof.

     "Rule 144" and "Rule 145" shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions stock transfer taxes applicable to the securities registered by the Holders.

     2. RESTRICTIONS ON TRANSFERABILITY. The Acquisition Common Stock and any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger, or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by the Holder or transferor to agree to take and hold such securities subject to the restrictions and upon the conditions specified in this Agreement.

     3. RESTRICTIVE LEGEND. Each certificate representing the Acquisition Common Stock, or any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger, or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legends required by agreement or by applicable state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE ACT IS OTHERWISE UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCKUP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

     Each Holder consents to the Company making a notation on its records and giving stop transfer instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.

     4. NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Without in any way limiting the immediately preceding sentence, no sale, assignment, transfer or pledge of Restricted Securities shall be made by any holder thereof to any person unless such person shall first agree in writing to be bound by the restrictions of this Agreement. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, the holder shall also provide, at such holder's expense, either (i) a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that the Company shall not request an opinion of counsel or "no action" letter with respect to
(i) a transfer not involving a change in beneficial ownership, (ii) a transaction involving the distribution without consideration of Restricted Securities by the holder to its constituent partners or members in proportion to their ownership interests in the holder, or (iii) a transaction involving the transfer without consideration of Restricted Securities by an individual holder during such holder's lifetime by way of gift or on death by will or intestacy. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act. Notwithstanding the foregoing, each holder of Restricted Securities agrees that it will not request that a transfer of the Restricted Securities be made or that the legend set forth in Section 3 be removed from the certificate representing the Restricted Securities, solely in reliance on Rule 144(k), if as a result thereof the Company would be rendered subject to the reporting requirements of the Exchange Act.

     5.   REGISTRATION.

          5.1  COMPANY REGISTRATION.

               (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or for the account of other holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, (iii) a registration in which the only equity security being registered is Common Stock issuable upon conversion of convertible debt securities which are also being registered or (iv) pursuant to Section 5.1 hereof, the Company will:

                    (i)  promptly give to each Holder written notice thereof;
and

                    (ii) include in such registration (and any related qualifications including compliance with Blue Sky laws), and in any underwriting involved therein, all the Registrable Securities which shall not cause a reduction in the number of shares to be sold by any other holders (other than the Holders) of registration rights granted by the Company, specified in a written request or requests, made within ten days after the date of such written notice from the Company, by any Holder.

               (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.1(a)(i). In such event, the right of any Holder to registration pursuant to Section 5.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

     All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.1, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit or exclude the Registrable Securities to be included in such registration prior to limiting or excluding the shares held by other holders of registration rights granted by the Company. The Company shall so advise all Holders requesting to be included in the registration and underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated, first, among all holders of Series E Registrable securities, as such term is defined in that Fourth Amended and Restated Rights Agreement dated as of April 6, 1998 by and among the Company and the individuals and entities set forth on Exhibit A thereto, , requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement, and second, if any shares shall be left over, among all other holders of registration rights granted by the Company requesting to be included in the registration and underwriting and all the Holders requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company. Notwithstanding the foregoing, the amount of any Registrable Securities entitled to inclusion in any registration and underwriting of the Company shall be limited or cut back such that the Company is able to register and issue not less than seventy (70%) percent of the total number of shares registered and issued in such offering.

          5.2 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with all registrations pursuant to Section 5.1 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other registration expenses shall be borne by the Holders.

          5.3 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

               (a) Prepare and file with the Commission a registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become and remain effective for at least 90 days or until the distribution described in the registration statement has been completed;

               (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such persons may reasonably request in order to facilitate the public offering of such securities;

               (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

               (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing.

               (f) Cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (g) Provide a transfer agent and registrar for all Registable Securities registered pursuant to the Agreement and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          5.4 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities shall furnish to the Company such information regarding such Holder(s), the Registrable Securities held by them and the distribution proposed by such Holder(s) as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

          5.5 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 5:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 5.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the

Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 5.5(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 5.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 5.5(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 5.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.5.

               (d) If the indemnification provided for in this Section 5.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 5.5(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)  The obligations of the Company and Holders under this
Section 5.5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 5, and otherwise.

     6. LOCKUP AGREEMENT. Each Holder and transferee hereby agrees that, in connection with the initial registration of the offering of any securities of the Company under the Securities Act for the account of the Company, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter"), such Holder or transferee shall not sell or otherwise transfer any securities of the Company during the period specified by the Company's Board of Directors at the request of the Managing Underwriter (the "Market Standoff Period"), with such period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period. The Company shall use commercially reasonable efforts to place similar contractual lockup restrictions on all capital stock issued now or hereafter to officers, directors, employees and consultants of the Company and holders of registration rights with respect to capital stock of the Company.

     7. AMENDMENT; ASSIGNMENT. Except as otherwise provided herein, additional parties may be added to this Agreement, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders holding a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 7, as applicable, shall be binding upon each Holder of Registrable Securities at the time outstanding, each future holder of Acquisition Common Stock, and the Company. The rights and obligations of any Holder under this Agreement shall not be assigned to any other person or entity without the advanced written consent of the Company.

     8. TERMINATION. The registration rights granted pursuant to this Agreement shall terminate on the earlier of (i) three (3) years following the closing of the Company's initial public offering, or (ii) as to any Holder, at such time as such Holder is able to sell all of its Registrable Securities under Rule 144 in any three month period or such Holder is able to sell all Registrable Securities held by it pursuant to Rule 144(k) promulgated under the Securities Act.

     9. GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of Delaware without regard to conflict of laws provisions.

     10. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and Agreement among the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

     11. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

          (a) if to a Shareholder, at such Shareholder's address as set forth in Exhibit A, or at such other address as such Shareholder shall have furnished to the Company.

          (b)  if to the Company, to:

                       Simplex Solutions, Inc.
                       521 Almanor Avenue
                       Sunnyvale, CA 94086
                       Attn:   Chief Financial Officer

or at such other address as the Company shall have furnished to the Holders, with a copy to:

                       Wilson Sonsini Goodrich & Rosati
                       Professional Corporation
                       650 Page Mill Rd.
                       Palo Alto, CA 94306
                       Attn: Robert Sanchez, Esq.
                       Fax:  (650) 493-6811

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or five (5) business days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                       SIMPLEX SOLUTIONS, INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT A

                     (To the Registration Rights Agreement)

                            SCHEDULE OF SHAREHOLDERS

      NAME AND ADDRESS                                       TARGET SHARES OWNED
      ----------------                                       -------------------
  Innovacom 3                                                      606,036
  Sudinnova                                                        709,000
  Rhone Alpes Creations                                            152,268
  Auriga Partners                                                  765,678
                                                                 ---------
     Total:                                                      2,232,982